COLONIAL HIGH YIELD SECURITIES FUND

                           Class A, B, C and Z shares

                   Supplement to Prospectuses and Statement of
                          Additional Information dated
                                   May 1, 2000
                   (Replacing Supplement dated June 23, 2000)

Effective July 14, 2000, the Fund changed its name to "Liberty High Yield Securities Fund."

The Board of Trustees recently approved an amendment to the management agreement between the Trust, on behalf of the Fund, and Colonial Management Associates, Inc. (advisor).

The initial management agreement provides that the advisor shall receive monthly a management fee at the annual rate of 0.60% of the average daily net assets of the Fund. The amended management agreement, effective July 1, 2000, establishes a breakpoint at the $1.5 billion net asset level so that the management fee paid to the advisor is at the annual rate of 0.60% for the first $1.5 billion of the average daily net assets of the Fund and 0.55% for average daily net assets in excess of $1.5 billion.



730-36/334C-0700                July 21, 2000